Exhibit 10.4(c)

WAIVER AND CONSENT

This Waiver and Consent is given as of November 21, 2008, under the Sixth Amended and Restated Credit Agreement dated as of July 25, 2007 (as amended, modified, supplemented, renewed or restated from time to time, the "Credit Agreement") by and among NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”) and the various financial institutions as are or may become parties thereto (collectively the "Lenders").  This Waiver and Consent is made by the undersigned Lenders (being at least the “Required Lenders”, as defined in the Credit Agreement).

RECITALS

Except as defined herein, all capitalized terms used in this Waiver and Consent shall have meaning assigned to them in the Credit Agreement. During fiscal year 2008 Borrower incurred Net Capital Expenditures in excess of the amount allowed by Section 10.7 of the Credit Agreement resulting in a Matured Default (the “Cap Ex Default”).  The Borrower desires that the Lenders consent to the Cap Ex Default and waive their rights powers and remedies as a result thereof.  The Lenders are willing to accommodate the Borrower in this regard.

NOW, THEREFORE, the undersigned Lenders provide this Waiver and Consent as follows:

1.         The Lenders hereby consent to the Cap Ex Default, and agree that their rights powers and remedies as a result thereof, shall be and are hereby waived in accordance with Section 13.29 of the Credit Agreement.

2.         Notwithstanding the foregoing, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by the Borrower of all terms of the Credit Agreement or any other Financing Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Financing Agreement except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Financing Agreement shall continue in full force and effect in accordance with their respective terms.

3.         This Waiver and Consent may be executed in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same document.  Facsimile signatures on this Waiver and Consent shall be considered as original signatures.

4.         This Waiver and Consent is a Financing Agreement executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Waiver and Consent has been duly executed as of the day and year first above written.

NATIONAL BEEF PACKING

COMPANY, LLC

By: /s/ Jay D. Nielsen

Its: Chief Financial Officer

COBANK, ACB, individually and as Lead Arranger, Syndication Agent and Administrative Agent

By: /s/ James Matzat

Its: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, individually and as Documentation Agent

By: /s/ Rebecca O. Morrow                                      By: /s/ Robert K. Hughes

Its: Executive Director                                              Its: Executive Director

{SIGNATURE PAGE ONE OF THREE TO WAIVER AND CONSENT RELATED TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT}

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THE CIT GROUP/BUSINESS CREDIT, INC.

By: __________________________

Its: __________________________

BANK OF OKLAHOMA, N.A.

By: /s/ Christopher Port

Its: Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By: /s/ Scott Morris

Its: Vice President

LASALLE BANK N.A.

By: /s/ Mark A. Jacobson

Its:                   VP

CALYON – NEW YORK BRANCH

By: /s/ David Cagle

Its: Managing Director

By: /s/ Robert Smith

Its: Managing Director

{SIGNATURE PAGE ONE OF THREE TO WAIVER AND CONSENT RELATED TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT}

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FIRST NATIONAL BANK OF OMAHA

By: __________________________

Its: __________________________

AMERICAN AGCREDIT, PCA,

formerly known as Pacific Coast Farm Credit Services, ACA

By: __________________________

Its: __________________________

{SIGNATURE PAGE ONE OF THREE TO WAIVER AND CONSENT RELATED TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT}

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